Guggenheim Funds Trust

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Supplement Dated September 24, 2014

to the currently effective Statutory Prospectus (the “Prospectus”) and Statement of Additional Information

(the “SAI”) for Guggenheim Alpha Opportunity Fund (the “Fund”)

This supplement provides updated information beyond that contained in the Prospectus and SAI for the Fund and should be read in conjunction with the Prospectus and SAI.

Effective immediately, and until further notice, the Fund is not accepting subscriptions for shares from either new or existing shareholders (except subscriptions through automatic dividend reinvestments in the Fund).

At any time, shareholders of the Fund may redeem or exchange their shares in accordance with any applicable procedures described in the Prospectus.

Please Retain This Supplement for Future Reference

ROAO-1-COMBO-SUP2-0914x0115